UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2020

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive
Elgin, Illinois 60120

(Address of Principal Executive Offices, and Zip Code)

(847) 741-3300
Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MIDD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 8, 2020, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in Rockton, Illinois. There were a total of 55,309,988 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 46,982,451 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 27, 2020.

1. ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors. The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes
Gordon O’Brien	36,269,748	6,876,145	3,836,558
Timothy J. FitzGerald	42,989,737	156,156	3,836,558
Sarah Palisi Chapin	37,386,289	5,759,604	3,836,558
Cathy L. McCarthy	42,301,078	844,815	3,836,558
John R. Miller III	33,327,990	9,817,903	3,836,558
Robert A. Nerbonne	41,342,416	1,803,477	3,836,558
Nassem Ziyad	42,358,190	787,703	3,836,558

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2021 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal two was the ratification of Ernst & Young LLP as independent public accountants of the Company for the current fiscal year ending January 2, 2021. The shares present were voted as follows:

FOR: 46,702,989	AGAINST: 250,874	ABSTAIN: 28,588	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal two was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the approval, by an advisory vote, of the 2019 compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR: 24,083,738	AGAINST: 18,947,089	ABSTAIN: 115,066	BROKER NON-VOTES: 3,836,558

Pursuant to the foregoing votes, proposal three was approved on an advisory basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: June 12, 2020	By:	/s/ Bryan E. Mittelman
	Name:	Bryan E. Mittelman
	Title:	Chief Financial Officer